Acquisitions	12 Months Ended
Jun. 30, 2015
Business Combinations [Abstract]
Acquisitions

(3) ACQUISITIONS

Since inception, the Company has consummated 34 transactions accounted for as business combinations. The acquisitions were executed as part of the Company’s business strategy of expanding through acquisitions. The acquisitions of these businesses have allowed the Company to increase the scale at which it operates, which in turn affords the Company the ability to increase its operating leverage, extend its network reach, and broaden its customer base.

The accompanying consolidated financial statements include the operations of the acquired entities from their respective acquisition dates.

Acquisitions Completed During Fiscal 2015

Neo Telecoms (“Neo”)

On July 1, 2014, the Company acquired a 96% equity interest in Neo, a Paris-based bandwidth infrastructure company. The purchase agreement also includes a call option to acquire the remaining equity interest on or after December 31, 2015. The purchase consideration of €54.1 million (or $73.9 million), net of cash acquired, was in consideration of acquiring 96% equity ownership in Neo and a call option to purchase the remaining 4% equity interest in Neo. The fair value of the 4% non-controlling interest in Neo as of the acquisition date was $2.9 million and recorded in Other long-term liabilities. The consideration consisted of cash and was paid with cash on hand from the proceeds of the Sixth Amendment to the Company’s term loan facility. €8.7 million (or $11.9 million) of the purchase consideration is currently held in escrow pending the expiration of the indemnification adjustment period. The acquisition was considered a stock purchase for tax purposes.

Colo Facilities Atlanta (“AtlantaNAP”)

On July 1, 2014, the Company acquired 100% of the equity interest in AtlantaNAP, a datacenter and managed services provider in Atlanta, for cash consideration of $51.9 million. $5.3 million of the purchase price is currently held in escrow pending the expiration of the indemnification adjustment period. The acquisition was considered an asset purchase for tax purposes.

IdeaTek Systems, Inc. (“IdeaTek”)

Effective January 1, 2015, the Company acquired all of the equity interest in IdeaTek. The purchase price, subject to certain post-closing adjustments, was $52.7 million and was paid with cash on hand, $3.2 million of the purchase consideration is currently held in escrow pending the expiration of the indemnification adjustment period.  The acquisition was considered a stock purchase for tax purposes.

The IdeaTek acquisition added 1,800 route miles to the Company’s network in Kansas, and includes a dense metro footprint in Wichita, Kansas. The network spans across Kansas and connects to approximately 600 cellular towers and over 100 additional buildings.

Latisys Holdings, LLC (“Latisys”)

On February 23, 2015, the Company acquired the operating units of Latisys, a colocation and infrastructure as a service (“Iaas”) provider for a price of $677.5 million, net of cash acquired.  The Latisys acquisition was funded with the proceeds of the January Notes Offering (as defined in Note 8 – Long-Term Debt). $31.4 million of the purchase consideration is currently held in escrow pending the expiration of the indemnification adjustment period. The acquisition was considered a stock purchase for tax purposes.

The Latisys acquisition added colocation and IaaS services through eight datacenters across five markets in Northern Virginia, Chicago, Denver, Orange County and London. The acquired datacenters currently total over 185,000 square feet of billable space and 33 megawatts of critical power.

Acquisitions During the Year Ended June 30, 2014

Corelink Data Centers, LLC ("Corelink")

On August 1, 2013, the Company entered into an asset purchase agreement to acquire Corelink. The transaction was consummated on the same date, at which time the Company acquired substantially all of the net assets of this business for consideration of approximately $1.9 million comprised of 301,949 preferred units of CII with an estimated fair value of $1.6 million and cash of $0.3 million, net of cash acquired. The acquisition was considered a stock purchase for tax purposes. The cash consideration was paid with cash on hand.

Access Communications, Inc. ("Access")

On October 1, 2013, the Company acquired 100% of the equity interest in Access, a Minnesota corporation, for cash consideration of $40.1 million net of cash acquired, of which $4.0 million is currently held in escrow pending the expiration of the indemnification adjustment period. The acquisition was considered a stock purchase for tax purposes. The purchase price was paid with cash on hand.

FiberLink, LLC ("FiberLink")

On October 2, 2013, the Company acquired 100% of the equity interest in FiberLink, an Illinois limited liability company, for cash consideration of $43.1 million which was primarily funded with available funds drawn on the Company’s revolving credit facility. The acquisition was considered an asset purchase for tax purposes.

CoreXchange, Inc. ("CoreXchange")

On March 4, 2014, the Company 100% consummated the asset purchase agreement to acquire  CoreXchange, a data center, bandwidth and managed services provider located in Dallas, Texas for consideration of $17.2 million net of cash acquired. Through the transaction, the Company acquired one new data center operation located at 8600 Harry Hines Blvd. and secured additional square footage in its existing data center. The consideration was paid with cash on hand.  The acquisition was considered an asset purchase for tax purposes.

Geo Networks Limited ("Geo")

On May 16, 2014, the Company acquired 100% of the equity interest in Ego Holdings Limited, a London-based dark fiber provider. The consideration consisted of cash of £174.3 million (or $292.3 million), net of cash acquired, and was funded with a combination of cash on hand and available funds drawn on the Company’s revolving credit facility. In conjunction with the acquisition, the Company repaid Geo’s existing debt obligations to the note holders totaling £113.4 million and £69.1 million was paid to the shareholders. The acquisition was considered a stock purchase for tax purposes.

Acquisitions During the Year Ended June 30, 2013

AboveNet, Inc. (“AboveNet”)

On July 2, 2012, the Company acquired 100% of the outstanding capital stock of AboveNet, previously a publicly traded company listed on the NYSE, in exchange for cash of approximately $2,210.0 million, net of cash acquired. The purchase price was based upon the price of $84.00 per share agreed to in the Agreement and Plan of Merger and the number of AboveNet shares outstanding on July 2, 2012. The acquisition was funded through cash proceeds raised through financing transactions that occurred in July 2012. The acquisition was considered a stock purchase for tax purposes.

FiberGate Holdings, Inc. (“FiberGate”)

On August 31, 2012, the Company acquired 100% of the equity interest in FiberGate, a privately held corporation, for total consideration of $118.3 million. The acquisition was funded with cash on hand. $17.6 million of the purchase price is currently held in escrow pending the expiration of the working capital and indemnification adjustment period. The acquisition was considered a stock purchase for tax purposes.

USCarrier Telecom, LLC (“USCarrier”)

In connection with the October 1, 2010 American Fiber Systems acquisition, the Company acquired an ownership interest in USCarrier. As of June 30, 2012, the Company owned 55% of the outstanding Class A membership units and 34% of the outstanding Class B membership units of USCarrier. On October 1, 2012, the Company acquired the remaining equity interests in USCarrier not previously owned for total consideration of $16.1 million. The purchase price was paid with cash on hand. The acquisition was considered an asset purchase for tax purposes.

First Telecom Services, LLC (“First Telecom”)

On December 14, 2012, the Company acquired 100% of the equity interest in First Telecom, for total consideration of $109.7 million. The purchase price was paid with cash on hand. The acquisition was considered an asset purchase for tax purposes.

Litecast/Balticore, LLC (“Litecast”)

On December 31, 2012, the Company acquired 100% of the equity interest in Litecast for total consideration of $22.2 million. The purchase price was paid with cash on hand. The acquisition was considered an asset purchase for tax purposes.

Core NAP, L.P. (“Core NAP”)

On May 31, 2013, the Company acquired substantially all of the net assets of Core NAP for a purchase price of approximately $7.1 million. The purchase price was paid with cash on hand. The acquisition was considered an asset purchase for tax purposes.

Acquisition Method Accounting Estimates

The Company initially recognizes the assets and liabilities acquired from the aforementioned acquisitions based on its preliminary estimates of their acquisition date fair values. As additional information becomes known concerning the acquired assets and assumed liabilities, management may make adjustments to the opening balance sheet of the acquired company up to the end of the measurement period, which is no longer than a one year period following the acquisition date. The determination of the fair values of the acquired assets and liabilities assumed (and the related determination of estimated lives of depreciable tangible and identifiable intangible assets) requires significant judgment. As of June 30, 2015, the Company has not completed its fair value analysis and calculations in sufficient detail necessary to arrive at the final estimates of the fair value of certain working capital and non-working capital acquired assets and assumed liabilities, including the allocations to property, plant and equipment, goodwill and intangible assets, deferred revenue and resulting deferred taxes related to its acquisitions of IdeaTek and Latisys. All information presented with respect to certain working capital and non-working capital acquired assets and liabilities assumed as it relates to these acquisitions are preliminary and subject to revision pending the final fair value analysis. During the first quarter of Fiscal 2015, the Company finalized its fair value analysis and resulting purchase accounting for the Access and FiberLink acquisitions. During the third quarter of Fiscal 2015, the Company finalized its fair value analysis and resulting purchase accounting for the CoreXchange acquisition. During the fourth quarter of Fiscal 2015, the Company finalized its fair value analysis and resulting purchase accounting for the Geo, AtlantaNAP and Neo acquisitions.

The table below reflects the Company's estimates of the acquisition date fair values of the assets and liabilities assumed from its Fiscal 2015 acquisitions (in millions):

	AtlantaNAP	Neo	IdeaTek	Latisys
Acquisition date	July 1, 2014	July 1, 2014	January 1, 2015	February 23, 2015
Cash	$—	$4.2	$—	$9.4
Other current assets	0.2	9.5	0.8	17.1
Property and equipment	7.0	31.3	32.3	222.9
Deferred tax assets, net	—	—	2.9	—
Intangibles	21.0	26.4	7.6	250.2
Goodwill	25.2	32.5	38.8	279.8
Other assets	—	2.3	—	5.0
Total assets acquired	53.4	106.2	82.4	784.4
Current liabilities	1.5	13.5	4.5	10.7
Deferred revenue	—	3.7	25.2	3.2
Deferred tax liability, net	—	7.6	—	83.6
Other liabilities	—	3.3	—	—
Total liabilities assumed	1.5	28.1	29.7	97.5
Net assets acquired	51.9	78.1	52.7	686.9
Less cash acquired	—	(4.2)	—	(9.4)
Net consideration paid	$51.9	$73.9	$52.7	$677.5

The table below reflects the Company's estimates of the acquisition date fair values of the assets and liabilities assumed from its Fiscal 2014 acquisitions (in millions):

	Corelink	Access	FiberLink	CoreXchange	Geo
Acquisition date	August 1, 2013	October 1, 2013	October 2, 2013	March 4, 2014	May 16, 2014
Cash	$0.1	$1.2	$—	$—	$13.7
Other current assets	0.5	2.3	0.8	0.6	8.8
Property and equipment	15.9	11.5	15.9	3.1	220.4
Deferred tax assets, net	—	—	7.7	0.2	—
Intangibles	0.2	18.0	19.3	11.0	60.8
Goodwill	2.9	24.0	19.8	3.4	113.8
Other assets	0.5	—	0.1	—	9.8
Total assets acquired	20.1	57.0	63.6	18.3	427.3
Current liabilities	0.7	1.0	1.3	0.5	34.8
Deferred revenue	0.2	5.1	19.2	0.4	45.1
Capital lease obligations	14.2	—	—	0.2	—
Deferred tax liability, net	3.0	9.6	—	—	38.2
Other liabilities	—	—	—	—	3.2
Total liabilities assumed	18.1	15.7	20.5	1.1	121.3
Net assets acquired	2.0	41.3	43.1	17.2	306.0
Less cash acquired	(0.1)	(1.2)	—	—	(13.7)
Net consideration paid	$1.9	$40.1	$43.1	$17.2	$292.3

The table below reflects the Company's estimates of the acquisition date fair values of the acquired assets and liabilities assumed from its Fiscal 2013 acquisitions (in millions):

	AboveNet	Fibergate	US Carrier	First Telecom	Litecast	Core NAP
Acquisition date	July 2, 2012	August 31, 2012	October 1, 2012	December 14, 2012	December 14, 2012	May 31, 2013
Cash	$141.6	$2.3	$—	$—	$—	$—
Other current assets	46.5	4.9	1.3	5.9	0.3	0.2
Property and equipment	1,477.3	59.0	19.4	63.5	0.4	2.5
Deferred tax assets, net	42.1	—	2.0	19.2	—	—
Intangibles	480.4	35.9	6.8	17.1	12.5	4.1
Goodwill	381.6	53.8	5.4	48.4	9.9	1.0
Other assets	12.6	—	—	0.1	—	—
Total assets acquired	2,582.1	155.9	34.9	154.2	23.1	7.8
Current liabilities	78.4	1.5	3.7	4.6	0.2	0.5
Deferred revenue	146.0	2.5	2.2	39.9	0.7	—
Other liabilities	6.1	—	—	—	—	0.2
Deferred tax liability, net	—	31.3	—	—	—	—
Total liabilities assumed	230.5	35.3	5.9	44.5	0.9	0.7
Net assets acquired	2,351.6	120.6	28.9	109.7	22.2	7.1
Cost method investment in USCarrier	—	—	(12.8)	—	—	—
Less cash acquired	(141.6)	(2.3)	—	—	—	—
Net consideration paid	$2,210.0	$118.3	$16.1	$109.7	$22.2	$7.1

The goodwill arising from the Company's acquisitions results from the cost synergies, anticipated incremental sales to the acquired company's customer base and economies-of-scale expected from the acquisitions.  The Company has allocated the goodwill to the reporting units (in existence on the respective acquisition dates) that were expected to benefit from the acquired goodwill. The allocation was determined based on the excess of the fair value of the acquired business over the fair value of the individual assets acquired and liabilities assumed that were assigned to the reporting units.  Note 6 - Goodwill, displays the allocation of the Company's acquired goodwill to each of its reporting units.

Purchase Accounting Estimates Associated with Deferred Taxes

The Company acquired material deferred tax assets and/or liabilities in its acquisitions of Latisys, Geo and AboveNet. Based on the Company’s fair value assessment related to deferred tax assets acquired in the Latisys, Geo and AboveNet acquisitions, a value of $(83.6) million, $(38.2) million, and $42.1 million, respectively, was assigned to the acquired net deferred tax (liabilities)/asset.

In conjunction with the acquisition accounting for Latisys and AboveNet, the Company completed a “change in ownership” analysis, within the meaning of Section 382 of the Internal Revenue Code (“IRC”). Section 382 of the IRC limits an acquiring company’s ability to utilize net operating loss carry forwards (“NOLs”) previously generated by an acquired company in order to reduce future taxable income. As a result of the Company’s acquisition of Latisys and AboveNet, the Company is subject to annual limitations on usage of the acquired $126.3 million and $1,008.8 million of NOLs generated by Latisys and AboveNet prior to the acquisition date.

The tax effect of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows (in millions):

	Latisys	Geo	AboveNet
	February 23, 2015	May 16, 2014	July 2, 1012
Deferred income tax assets:
Net operating loss carryforwards	$49.9	$2.5	$405.3
Deferred revenue	1.1	4.4	49.1
Accrued expenses	0.1	—	12.2
Allowance for doubtful accounts	0.3	—	2.5
Other	0.4	—	—
Total deferred income tax assets	51.8	6.9	469.1
Deferred income tax liabilities:
Property and equipment	(42.3)	(32.9)	(250.0)
Intangible assets	(93.1)	(12.2)	(177.0)
Total deferred income tax liabilities	(135.4)	(45.1)	(427.0)
Net deferred income tax asset/(liabilities)	$(83.6)	$(38.2)	$42.1

Adjustments to Purchase Accounting Estimates Associated with Prior Year Acquisitions

During Fiscal 2015, the Company finalized its acquisition accounting for acquisitions consummated during Fiscal 2014 resulting in adjustments to previously reported allocation of the purchase consideration associated with its Fiscal 2014 acquisitions.  The adjustments were a result of changes to the original fair value estimates of certain items acquired. These changes are the result of additional information obtained since June 30, 2014 that related to facts and circumstances that existed at the respective acquisition dates. The Company has recast the previously reported consolidated balance sheet as of June 30, 2014 in connection with the finalization of acquisition accounting for these acquisitions. The Company did not recast the previously reported consolidated statement of operations for the year ended June 30, 2014 due to the immaterial effect of the related adjustments. The following table reflects the financial statement captions impacted by the purchase accounting adjustments:

	Adjusted Balance June 30, 2014	Previously Reported Balance* June 30, 2014	Purchase accounting adjustment
Assets
Current assets
Trade receivables, net	57.2	59.0	(1.8)
Prepaid expenses	24.9	25.6	(0.7)
Deferred income taxes, net	161.0	160.4	0.6
Total current assets	243.1	245.0	(1.9)
Property and equipment, net	2,822.4	2,821.4	1.0
Intangible assets, net	710.3	709.7	0.6
Goodwill	866.7	845.3	21.4
Other assets	37.7	37.8	(0.1)
Total assets	$4,680.2	$4,659.2	$21.0

Liabilities
Current liabilities
Accounts payable	26.7	27.0	(0.3)
Accrued liabilities	172.3	159.6	12.7
Total current liabilities	199.0	186.6	12.4
Capital lease obligation, non-current	25.7	22.9	2.8
Deferred revenue, non-current	501.5	496.9	4.6
Deferred income taxes, net	153.0	151.8	1.2
Total liabilities	$879.2	$858.2	$21.0

*	As reported on Form 10-Q filed with the SEC on May 13, 2015

Transaction Costs

Transaction costs include expenses associated with professional services (i.e., legal, accounting, regulatory, etc.) rendered in connection with signed and/or closed acquisitions or disposals (including spin-offs), travel expense, severance expense incurred on the date of acquisition or disposal, and other direct expenses incurred that are associated with such acquisitions or disposals. The Company incurred transaction costs of $5.9 million, $4.5 million, and $14.2 million, during the years ended June 30, 2015, 2014 and 2013, respectively. Transaction costs have been included in selling, general and administrative expenses in the consolidated statements of operations and in cash flows from operating activities in the consolidated statements of cash flows during these periods.

Pro-forma Financial Information (Unaudited)

The pro forma results presented below include the effects of the Company’s Fiscal 2015 and 2014 acquisitions as if the acquisitions occurred on July 1, 2013. The pro forma net loss for the periods ended June 30, 2015 and 2014 includes the additional depreciation and amortization resulting from the adjustments to the value of property and equipment and intangible assets resulting from purchase accounting and adjustment to amortized revenue during Fiscal 2015 and 2014 as a result of the acquisition date valuation of assumed deferred revenue. The pro forma results also include interest expense associated with debt used to fund the acquisitions. The pro forma results do not include any anticipated synergies or other expected benefits of the acquisitions. The unaudited pro forma financial information below is not necessarily indicative of either future results of operations or results that might have been achieved had the acquisitions been consummated as of July 1, 2013.

	Year Ended June 30,
	2015	2014
Revenue	$1,420.2	$1,329.6
Net loss	$(182.4)	$(221.5)

The Company is unable to determine the amount of revenue associated with each acquisition recognized in the post-acquisition period as a result of integration activities.